Exhibit 99.1

RODMAN & RENSHAW ANNUAL GLOBAL INVESTMENT CONFERENCE NEW YORK CITY, NEW YORK SEPTEMBER 11, 2012 Synthesis Energy Systems, Inc. UNLOCKING VALUE Through CLEAN ENERGY TECHNOLOGY NASDAQ: SYMX www.synthesisenergy.com
Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the early stage of development of SES, its estimate of the sufficiency of existing capital sources, its ability to successfully develop its licensing business, its ability to raise additional capital to fund cash requirements for future investments and operations including its China platform initiative, its ability to reduce operating costs, the limited history and viability of its technology, commodity prices and the availability and terms of financing opportunities, its results of operations in foreign countries, its ability to diversify, its ability to complete the restructuring of the ZZ Joint Venture, its ability to obtain the necessary approvals and permits for its future projects, the estimated timetables for achieving mechanical completion and commencing commercial operations for the Yima project as well as the ability of the Yima project to produce revenues and earnings, the sufficiency of internal controls and procedures and the ability of SES to effect the ZJX/China Energy transaction and the Hongye and Zhongmo transactions, grow its business and generate revenues and earnings as a result of its proposed China and India platform initiatives, as well as its joint venture with Midas Resource Partners. Although SES believes that in making such forward-looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. SES cannot assure you that the assumptions upon which these statements are based will prove to have been correct.
Synthesis Energy Systems INVESTMENT CONSIDERATIONS CLEAN ENERGY TECHNOLOGY COMPANY OPERATING PROJECTS - CHINA (4 YRS) TRANSITIONING FROM DEVELOPMENT STAGE TO PROFITABILITY AND GROWTH VALUE CREATION THROUGH SUPERIOR ECONOMICS LARGE MARKET OPPORTUNITIES IN MULTIPLE SEGMENTS EXPERIENCED MANAGEMENT TEAM SYNTHESIS ENERGY SYSTEMS SYNTHESIS ENERGY SYSTEMS NASDAQ SYMX MARKET CAP $71MM AS OF SEPTEMBER 5, 2012 SHARES OUTSTANDING 52MM AS OF SEPTEMBER 5, 2012 OFFICE LOCATIONS HOUSTON, TX - HEADQUARTERS SHANGHAI - SES CHINA EMPLOYEE COUNT 130 (US + CHINA)
Existing Operations and Investments ZAO ZHUANG NEW GAS COMPANY (ZZ) - Completed December 2007 JV with Shandong Hai Hua Coal & Chemical Co. Ltd ^(97% SES / 3% HH) Proven U-GAS(r) performance with successful ^commercial operation Proven feedstock flexibility with wide range of coal and coal wastes Historically high syngas availability YIMA PLANT - HENAN PROVINCE In Commissioning Phase JV with Yima Coal Industry Group ^(75% Yima / 25% SES, option to increase to 49%) Phase 1 of planned $4B Mazhuang Coal Chemical and Energy Industrial Park Converts 2,400 mtpd coal (up to 45%wt ash) to 300,000 mtpa methanol equivalent products Methanol generation planned for late 2012 BUILDING PROJECTS TODAY & GAINING MOMENTUM FOR GROWTH
Advanced Gasification Technology is the Key SYNTHESIS GAS FROM LOW QUALITY COALS & RENEWABLES PROPRIETARY GASIFICATION SYSTEM BASED ON GTI'S U-GAS(r) TECHNOLOGY RELIABLE HIGH-EFFICIENCY OPERATION OPENS VAST LOW QUALITY RESOURCES ENVIRONMENTALLY RESPONSIBLE GROWING IP - 41 PATENTS IN PROCESS LOW QUALITY COAL & RENEWABLES UNLOCKING VALUE THROUGH SES U-GAS TECHNOLOGY U-GAS(r) - Exclusively Licensed from Gas Technology Institute CLEAN SYNTHESIS GAS FOR LOW COST ENERGY & CHEMICAL PRODUCTS
SES Delivers Value Through Low Cost Resources Source: World Bank $100/BBL CRUDE $100/BBL CRUDE THE WORLD HAS VAST AMOUNTS OF ENERGY LOCKED IN LOW QUALITY COAL RESOURCES SES HAS THE UNIQUE ABILITY TO CONVERT THESE RESOURCES TO HIGH VALUE ENERGY PRODUCTS PROVIDES ADVANTAGED ECONOMICS, ENERGY SECURITY AND FEEDSTOCK PRICE STABILITY Crude Oil/LNG $100 per Barrel $/mmBtu Thermal Coal We have a major value creation opportunity due to our unique ability to open up the world's low quality coal resources with our technology UNIQUE TECHNOLOGY UNLOCKS VALUE FROM LOW QUALITY COAL SES ADVANTAGE 80%+ Lower Energy Costs From Low Quality Coal than Oil & LNG
High Potential Returns Using SES Technology LNG MKT (ASIAN SPOT) COST PER MMBTU COST PER GALLON US PRICE (WHOLESALE) GASOLINE FROM OIL @ $100/BBL METHANOL AMMONIA COST PER TONNE ASIAN MKT $425/MT ASIAN MKT $350/MT LARGE VALUE POTENTIAL PER PROJECT SNG - $ 10.11B METHANOL - $0.52B GASOLINE - $2.33B AMMONIA - $0.69B Notes: SES Economics based on SES Internal data 50/50 Debt/Equity; 6% Int over 7 yr term; China/India 70/30 Debt/Equity; 8% Int over 10 yr term; US Wyoming Coal price ~$1.50/mmbtu LARGE AVAILABLE MARKETS WITH ADVANTAGED ECONOMICS 4B NM3/YR 18,000 BPD 300,000 MTPA 2,200 MTPD Total Project NPV NG (LNG/SNG) GASOLINE Potential 75% IRR(1) Potential 25% IRR(2) Potential 35% IRR(1) Potential 18% IRR(1) COST PER TONNE
Robust Approach to Revenues & Profits THREE PATHWAYS BUSINESS VERTICALS TECHNOLOGY OFFERINGS License Royalties Equipment Sales Engineering Services High Margin; Low Capital MARKET SEGMENTS PROJECTS TECHNOLOGY TECHNOLOGY SALES PRODUCT SALES STRATEGIC PARTNERSHIPS Market Segments (i.e. Fuels, SNG, Steel, Power) Regional (i.e. China/India) Industry Leaders Low/Med. Capital Needs OPERATING PROJECTS Synthesis Gas Sales Product Sales (i.e. Methanol, SNG, Gasoline) Heavy Asset Investments Project Partners RESOURCE OWNERSHIP LOWEST COST RESOURCES MULTIPLE MARKET CHANNELS LOW COST PRODUCER
Growing Our Business TURNING THE CORNER OPERATING PROJECTS WITH TOTAL PROJECT VALUE OF ~$280MM PLANNED EXPANSIONS ~$850MM PLUS MULTIPLE PROJECTS IN PIPELINE STRATEGIC WELL-CAPITALIZED LOCAL PARTNERS BRING BOTH DEBT & EQUITY ACCELERATING SES CHINA BUSINESS
7 3 1 SES China Platform LARGE OPPORTUNITY IN EXPANDING COAL-BASED ECONOMY SES CHINA ESTABLISHED WITH TECHNOLOGY CAPABILITY AND OPERATING PROJECTS NEAR TERM PROJECT EXPANSIONS PLANNED AT YIMA AND ZZ ROBUST TECHNOLOGY LICENSING, EQUIPMENT & SERVICES PIPELINE AMMONIA PLANT RETROFIT TOTAL AVAILABLE MARKET: 700 SES GASIFIERS MULTIPLE SNG, AMMONIA AND METHANOL PROJECTS REQUIRED TO SUSTAIN GROWTH SIGNIFICANT BIOFUELS OPPORTUNITY TO MEET CHINA'S RENEWABLE ENERGY PLAN SES CHINA SUBSIDIARY FUNDRAISING INITIATED ESTABLISHES VEHICLE FOR REGIONAL LISTING
Building the Bridge to Profitability BUILDING NEAR-TERM OPERATING AND JV CASH FLOWS YIMA JOINT VENTURE PROJECT - STARTING UP TECHNOLOGY, EQUIPMENT AND SERVICES SHIFTING ZZ PLANT TO HIGHER VALUE CHEMICAL OR FUELS PRODUCTION AMMONIA RETROFIT COOPERATION - CHINA FUNDING AND EXPANDING OUR SES-CHINA BUSINESS PLATFORM GROWING LONG-TERM OPPORTUNITIES AND CASH FLOWS YIMA PROJECT - PHASES 2 & 3 BUSINESS VERTICAL PARTNERSHIPS (FUELS, STEEL, POWER, BIOMASS) AMMONIA RETROFIT BUSINESS VERTICAL - CHINA COAL RESOURCE OWNERSHIP POSITIONS THROUGH SRS JV TECHNOLOGY, EQUIPMENT AND SERVICES BUSINESS KEY INITIATIVES UNDERWAY TO DELIVER FINANCIAL RESULTS
Financial Snapshot MARKET CAPITALIZATION $71MM ($1.36/share) as of September 5, 2012 SHARES OUTSTANDING 52MM CAPITAL RESOURCES & LIQUIDITY Cash - $19.8MM as of March 31, 2012 OWNERSHIP MIX 14% Directors and Insiders 15% Institutional 71% Retail & Other FINANCING ACTIVITIES UNDERWAY Hongye & Zhongmo strategic investment $15.5MM SES China business platform funding China Energy/ZJX strategic investment (discussions ongoing) AUDITOR PricewaterhouseCoopers LLP
Synthesis Energy Systems (SYMX) Investment Summary UNIQUE AND PROVEN GASIFICATION TECHNOLOGY LOW COST ALTERNATIVE TO OIL AND NATURAL GAS SUPERIOR ECONOMICS & LARGE MARKET OPPORTUNITIES MULTIPLE PATHWAYS FOR OPERATING & JV CASH FLOWS SES CHINA BUSINESS ESTABLISHED & FUNDRAISING INITIATED STRONG BUSINESS FOUNDATION ESTABLISHED TURNING THE CORNER WITH FOCUS ON PROFITABILITY WELL POSITIONED FOR LONG TERM VALUE CREATION UNLOCKING VALUE Through CLEAN ENERGY TECHNOLOGY